UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	June 2, 2010
(Date of earliest event reported)	June 1, 2010

ONEOK PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 1, 2010, we announced that we will participate in the Citi Power, Gas, Coal and Alternative Energy Conference in Washington, D.C., on Tuesday, June 8, 2010.

Robert F. Martinovich, chief operating officer of ONEOK, Inc., and Curtis L. Dinan, chief financial officer and treasurer for ONEOK, Inc. and ONEOK Partners GP, L.L.C., our general partner, will be conducting a series of one-on-one meetings with members of the investment community.

The materials utilized at the conference will be accessible on our and ONEOK, Inc.'s websites, www.oneok.com, www.oneokpartners.com, June 8, beginning at 7:00 a.m. Central Daylight Time.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 News release issued by ONEOK, Inc. and ONEOK Partners, L.P. dated June 1, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	June 2, 2010	By:	/s/ Curtis L. Dinan
Executive Vice President - Chief Financial Officer and Treasurer

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